Exhibit 4.1

CEMPRA, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                                                                                                            CUSIP NUMBER 15130J 109

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK , $0.001 PAR VALUE PER SHARE, OF

CEMPRA, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Corporation has caused the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers to be duly affixed hereto.

DATED:

Prabhavathi Fernandes	Shane Barton
Chief Executive Officer	Secretary

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT - …….…Custodian……….…
TEN ENT - as tenants by the entireties	(Cust) (Minor)
JT TEN - as joint tenants with right of Survivorship and not as tenants in common	Under Uniform Gifts to Minors Act…………………………… (State)

UNIF TRF MIN ACT….…Custodian (until age….)
(Minor)
To Minors Act…………….
(State)

Additional abbreviations may also be used though not in the above list.

For Value received ______________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFIYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

_______________________________________________________________________________________________Shares Of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint____________________________________________________________________________________ Attorney

To transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises

Dated ______________________________

X_____________________________________

X_____________________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE

NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY

PARTICULAR WITHOUT ALTERNATION OR ENLARGEMENT OR ANY

CHANGE WHATEVER

Signature(s) Guaranteed:

By_________________________________________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.